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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports dated March 2, 1995, included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-51732.

                                                    ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 27, 1995.